                                 EXHIBIT 99.1.1

                      INDEX TO M2 LTD. FINANCIAL STATEMENTS

                                                                                                          Page
                                                                                                         ------
UNAUDITED FINANCIAL STATEMENTS OF M2 LTD.

     Balance Sheet - February 29, 2000                                                                    1 - 2

     Statement of Stockholder's Equity (Deficit) for the Six Months
        Ended February 29, 2000                                                                             3

     Statement of Operations for the Six Months Ended
     February 29, 2000                                                                                      4

     Statement of Cash Flows for the Six Months Ended
        February 29, 2000                                                                                   5

     Notes to the Unaudited Financial Statements                                                          6 - 7


                                     M2 LTD.
                                  BALANCE SHEET
                                FEBRUARY 29, 2000




                                     ASSETS

CURRENT ASSETS
    Accounts receivable, net of allowance for doubtful accounts                            $274,080
    Unbilled services                                                                        60,114
    Loans receivable - officers                                                              45,679
    Other current assets                                                                      3,225
                                                                                          ---------
       Total Current Assets                                                                 383,098

PROPERTY AND EQUIPMENT
    Computer equipment                                                                      171,761
    Office furniture and equipment                                                           73,646
    Leasehold improvements                                                                   20,878
                                                                                           --------
       Total Cost                                                                           266,285
    Less:  Accumulated depreciation                                                         157,114
                                                                                           --------
       Net Property and Equipment                                                           109,171

OTHER ASSETS
    Computer software costs,  net of amortization                                            17,787
    Refundable deposits                                                                       2,447
                                                                                           --------
       Total Other Assets                                                                    20,234
                                                                                           --------


TOTAL ASSETS                                                                               $512,503
                                                                                           ========



             See accompanying notes to unaudited financial statements.

                               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
    Cash overdraft                                                                        $   34,626
    Accounts payable and accrued expenses                                                    590,676
    Short-term bank borrowings                                                                95,215
    Current maturities of long-term debt                                                      20,855
    Loans payable                                                                              5,678
    Taxes withheld from wages                                                                228,652
    Deferred revenues                                                                        358,780
    Other current liabilities                                                                 10,240
                                                                                          ----------
       Total Current Liabilities                                                           1,344,722

LONG-TERM DEBT, net of current maturities                                                     43,721
                                                                                          ----------
TOTAL LIABILITIES                                                                          1,388,443

STOCKHOLDERS' EQUITY (DEFICIT)
    Common stock, $1 par value
       Authorized - 100,000 shares
       Issued and outstanding - 66,200 shares                                                 66,200
    Additional paid-in capital                                                                13,522
                                                                                          ----------
       Total Paid-in Capital                                                                  79,722
    Retained earnings (deficit)                                                             (955,662)
                                                                                          ----------
       Total Stockholders' Equity (Deficit)                                                 (875,940)
                                                                                          ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                      $  512,503
                                                                                          ==========

             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                   STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                       SIX MONTHS ENDED FEBRUARY 29, 2000


                                                                                                          TOTAL
                                                                       ADDITIONAL       RETAINED       STOCKHOLDERS'
                                                         COMMON         PAID-IN         EARNINGS          EQUITY
                                                         STOCK          CAPITAL         (DEFICIT)        (DEFICIT)
                                                         ------        ----------       --------       -------------
BALANCES - August 31, 1999                              $66,200         $ 13,522       $(789,145)        $(709,423)

Net loss for the six months ended
    February 29, 2000                                       -0-              -0-        (166,517)         (166,517)
                                                        -------         --------       ---------         ---------

BALANCES - February 29, 2000                            $66,200         $ 13,522       $(955,662)        $(875,940)
                                                        =======         ========       =========         =========



             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                             STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED FEBRUARY 29, 2000



REVENUES                                                                     $1,258,555

DIRECT EXPENSES                                                                 815,105
                                                                             ----------
GROSS PROFIT                                                                    443,450

OPERATING EXPENSES
    Sales and marketing expenses                                                154,752
    General and administrative expenses                                         438,157
                                                                             ----------
       Total Operating Expenses                                                 592,909

OPERATING LOSS                                                                 (149,459)

OTHER EXPENSE
    Interest expense                                                             17,058
                                                                             ----------
LOSS BEFORE INCOME TAXES                                                       (166,517)

PROVISION FOR INCOME TAXES                                                          -0-
                                                                             ----------
NET LOSS                                                                     $ (166,517)
                                                                             ==========


             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                             STATEMENT OF CASH FLOWS
                       SIX MONTHS ENDED FEBRUARY 29, 2000



CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                                             $(166,517)
    Adjustments to reconcile net loss to net cash
       used in operating activities:
          Depreciation and amortization                                                     25,018
          Changes in operating assets and liabilities:
              Accounts receivable                                                          (64,583)
              Unbilled services                                                            (34,836)
              Accounts payable and accrued expenses                                        160,324
              Taxes withheld from wages                                                    114,113
              Deferred revenues                                                            (92,526)
              Other                                                                         10,419
                                                                                         ---------
       Net Cash Used in Operating Activities                                               (48,588)

CASH FLOWS FROM INVESTING ACTIVITIES
    Acquisition of property and equipment                                                  (13,668)
    Acquisition of computer software                                                        (7,600)
    Loans to officers                                                                      (45,679)
                                                                                         ---------
       Net Cash Used in Investing Activities                                               (66,947)

CASH FLOWS FROM FINANCING ACTIVITIES
    Reduction of long-term debt                                                             (3,852)
    Net reduction in short-term bank borrowings                                               (180)
    Net decrease in loans payable                                                           (4,099)
                                                                                         ---------
       Net Cash Used in Financing Activities                                                (8,131)
                                                                                         ---------
NET DECREASE IN CASH                                                                      (123,666)
                                                                                         ---------
CASH AT BEGINNING OF PERIOD                                                                 89,040
                                                                                         ---------
CASH (OVERDRAFT) AT END OF PERIOD                                                          (34,626)
                                                                                         =========



SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Interest paid                                                                           17,058
                                                                                         =========

    Income taxes paid                                                                    $     -0-
                                                                                         =========

             See accompanying notes to unaudited financial statements.

                                     M2 LTD.
                     Notes to Unaudited Financial Statements
                                February 29, 2000


Note 1:  Organization

       M2 Ltd. (the Company) is engaged in language translation, globalization, and localization, primarily through the use of computer software that enables businesses to communicate and market to their customers in their native language. The Company was organized as a Maryland corporation on August 27, 1979. In April, 2000, the Company's stockholders entered into an agreement with Salesmation.com, Inc. (Salesmation) whereby all of the outstanding shares of the Company's common stock were acquired by Salesmation in exchange for 200,000 shares of Salesmation's common stock. In connection with the stock exchange, Salesmation agreed to make a capital contribution to the Company in the amount of $500,000.

       On February 15, 2001, Salesmation entered into a definitive Share Exchange Agreement to sell the Company to HealthStar Corporation (HealthStar) in exchange for 4,000,000 newly issued shares of HealthStar common stock. In conjunction with this Agreement, Salesmation agreed that the Company would be essentially debt free as of the closing of the transaction. On March 14, 2001, in consideration of the Company being permitted to have approximately $306,000 of long-term debt at closing, Salesmation and HealthStar agreed that 1,500,000 newly issued shares would be held in escrow subject to the Company achieving certain financial benchmarks. This Agreement became effective on April 2, 2001.

Note 2:  Summary of Significant Accounting Policies

       The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States. Following is a description of the most significant of those policies:

              BASIS OF PRESENTATION: The accompanying unaudited financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for a complete financial statement presentation. In the opinion of management, such unaudited interim financial information reflects all adjustments, consisting only of normal recurring adjustments, necessary to present the Company's financial position and results of operations for the period presented. The results of operations for the interim period is not necessarily indicative of the results to be expected for a full fiscal year. It is suggested that these financial statements be read in conjunction with the Company's audited financial statements for the years ended August 31, 2000 and 1999.

              USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

                                     M2 LTD.
                     Notes to Unaudited Financial Statements
                                February 29, 2000


Note 2:  Summary of Significant Accounting Policies (Continued)

              ACCOUNTS RECEIVABLE: Provision is made for doubtful accounts based on anticipated collection losses. Estimated losses are determined from historical collection experience and a review of outstanding receivables. The Company does not require collateral or other security to support accounts receivable.

              REVENUE RECOGNITION: Revenues for translation services are recognized when the services are rendered. Services provided prior to the actual billings for such services are recorded as "unbilled services." Billings made in advance of services rendered, resulting primarily from the receipt of advance deposits, are recorded as "deferred revenues."

              PROPERTY AND EQUIPMENT: Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed under the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and routine repairs are charged to expense as incurred; expenditures for improvements and major repairs that materially extend the useful lives of assets are capitalized.

              COMPUTER SOFTWARE: The cost of purchased software is capitalized and amortized under the straight-line method based on the estimated useful life of the software.

              ADVERTISING: Costs associated with advertising are expensed in the year incurred and included in operating expenses. Total advertising and promotion expense for the six months ended February 29, 2000 was $22,650.

              INCOME TAXES: Deferred income taxes and deferred income tax benefits are provided to reflect the tax effect of temporary differences between financial and income tax reporting. The Company computes deferred income taxes under the provisions of Statement of Financial Accounting Standards No. 109, which requires the use of an asset and liability method of accounting for income taxes. Statement No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that a portion of the deferred income tax benefits will not be realized. Because of the uncertainty regarding the realization of the deferred income tax benefits in future years, the Company has recorded a valuation allowance for the entire amount of the net deferred tax benefit.

                  HEALTHSTAR CORP. AND M2 LTD.

       UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                         INFORMATION

         On April 2, 2001, HealthStar acquired all of the issued and outstanding common stock of M2 Ltd. ("M2"), a privately held company, from M2's parent company, Salesmation.com, Inc. ("Salesmation") in a transaction accounted for as a purchase business combination. Founded in 1979, M2 provides language translation, product localization and globalization consulting services to international businesses. M2 is located in Montgomery Village, Maryland, a suburb of Washington D.C.

         This acquisition was made pursuant to a Share Exchange Agreement dated February 15, 2001, as amended on March 14, 2001, by and between, HealthStar, Salesmation and certain principal stockholders of M2. In this transaction, HealthStar issued 4.0 million shares of restricted common stock to Salesmation in exchange for 100% of the issued and outstanding common stock of M2. At the closing, the Company delivered 2.5 million shares to Salesmation and placed 1.5 million shares into escrow ("Escrow Shares") which will be released to Salesmation only upon the achievement by M2 of certain revenue and EBITDA (Earnings before interest, taxes, depreciation and amortization) targets. Specifically, in order for the Escrow Shares to be released to Salesmation, M2 must achieve both total revenue of $2.0 million and EBITDA of $88,000 for the six-month period beginning on April 2, 2001 and ending on September 30, 2001 ("Six-Month Targets"). In the event that the Six-Month Targets are not achieved, M2 must then achieve both total revenue of $4.5 million and EBITDA of $277,000 for the twelve-month period beginning on April 2, 2001 and ending on March 31, 2002 ("Twelve-Month Targets"), in order for the Escrow Shares to be released. In the event that the Twelve-Month targets are not achieved, the Escrow Shares will be forfeited by Salesmation and returned to HealthStar for cancellation. Voting rights with respect to all 4.0 million shares issued to Salesmation in connection with this transaction have been granted to HealthStar's Board of Directors, for as long as Salesmation owns the shares. HealthStar is under no contractual obligation to register any portion of the restricted shares issued to Salesmation in connection with HealthStar's acquisition of M2.